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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
 April 15, 2004

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission file number)	06-1047163 (IRS employer identification number)
500 Kendall Street, Cambridge, Massachusetts 02142 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
 (617) 252-7500

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        99.1 Press Release of Genzyme Corporation dated April 15, 2004.

Item 12. Results of Operations and Financial Condition

        On April 15, 2004, Genzyme Corporation issued a press release relating to its results of operations and financial condition for the three month period ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

        The press release includes certain non-GAAP financial measures that involve adjustments to GAAP figures. Genzyme believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Genzyme's past financial performance and its prospects for the future. The non-GAAP financial measures are included with the intent of providing both management and investors with a more complete understanding of underlying operational results and trends. In addition, these non-GAAP financial measures are among the primary indicators Genzyme management uses for planning and forecasting purposes. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for GAAP figures.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
Dated: April 15, 2004	By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Executive Vice President, Finance; Chief Financial Officer; and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Genzyme Corporation dated April 15, 2004

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS